Exhibit 99.1

Apr 2022 1

INVESTMENT OVERVIEW

LEGAL DISCLAIMER

THIS DOCUMENT HAS BEEN PREPARED FOR INFORMATIONAL PURPOSES ONLY.

This document contains summary information about Brain Scientific Inc. ("Brain Scientific"). It does not purport to be complete, and no representations or warranties about such information are made by Brain Scientific or its representatives. This document does not constitute an offer to sell or a solicitation of an offer to purchase any securities of Brain Scientific. Any such offer will be made only pursuant to an effective registration statement or an exemption from registration. This document contains forward-looking statements relating to future events or the future financial performance and operations of Brain Scientific.

Forward-looking statements, which involve assumptions and describe Brain Scientific's intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by the use of the words "may," "could," "should," "will," "would," "expect," "anticipate," "plan," "potential," "estimate," "believe," "intend," "project," "forecast," the negative of such words and other variations on such words or similar terminology. These forward-looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material. In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Brain Scientific's public filings with the Securities and Exchange Commission, such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Brain Scientific and its securities. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document might not occur. Brain Scientific is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No independent party has audited the forecasts, if any, set forth herein, nor has any independent party undertaken to confirm that any hypothetical performance or other performance that may be set forth herein adheres to the assumptions or conditions specified herein.

2

Why BRSF? Unique, Disruptive T e c hn o l og y : (FDA - Cleared and Patented) H u ge M a r ke t Potential Software S u b s c ri pt i on Sales Medical Device Sales E xp e ri e nc e d Team 3

A MedTech Company

BREAKTHROUGH

The companies **invested $23M+ in developing, refining and patenting** the technologies

Brain Scientific was founded by **researchers** and career **scientists**



COMMERCIALIZATION

Disruptive medical devices and a **neurology SaaS platform**

Market strategy defined, **sales** and **marketing** teams onboard, **demand surge** from market

Growing pipeline and scaling manufacturing

Proven management team joins to scale revenue and operations

OPPORTUNITY

MedTech platform company

Disruptive technology in growing markets

Public company (OTC:BRSF) **up-listing** to **NASDAQ** in 2022

4

Intellectual Property 15 US P a t e n t s 25 W o r l d P a t e n ts 7 T r a d e S e c r e t s 2 F D A C le a r e d P r o d u c t s ( 5 1 0 k ) 5

Total Addressable Market


$1.0B
$1.09B
$1.19B
$1.3B
$1.41B
$1.54B
$1.68B
$1.83B
2021
2022
2023
2024
2025
2026
2027
2028

We are selling into the **large, growing neurology market** with an innovative platform of products

Our **disruptive solutions** are poised to quickly expand in these markets

Sources: Industry and Research Reports, Our Research & Analysis

6

Apr 2022 Neurology Products 7

A Pressing Need

- **Neurologists** are in very **short supply,** with 30% of pediatric neurology clinics experiencing new patient **wait times of 16 weeks or longer**
- Existing EEG systems are **costly, wired, and consume too much space**
- CDC reports **1.6 to 3.8 million concussions** occur in the US each year; 2 in 10 high school contact sport athletes get concussions in any given year

8

Market Pain Points

Only 30% of US hospitals have equipment for routine EEGs due to cost and space.

Specialized EEG technicians are required to administer the technology and read the data.

Bulky equipment restricts the universality and accessibility of the technology.

There are neurology deserts = acute neurologists shortfall. Twenty states have less than ten neurologists per 10,000 patients.

HOM
E

AMBULATORY

ER

ICU

EEG is mostly unavailable during a patient's journey

Only 45% offer EEG Monitoring

Our Solution

- A disposable and easy-to- apply clinical-grade NeuroCap
- A portable and wireless EEG amplifier
- A secure cloud for data transfer and storage
- An AI-powered analysis platform
- A teleneurology network of providers

THE RESULTS

- All hospitals can efficiently perform EEG Tests
- Technicians can upload test data to the cloud
- Neurologists can provide diagnoses remotely

NeuroCap

- Our NeuroCap is **disposable**, eliminating contamination; **Faster** and **easier** to apply – resulting in more accurate EEG readings
- The NeuroCap is **perfect for giving EEG tests when neurology technicians aren't available**
- **Epilepsy monitoring, concussions, migraines,** and other large-scale use cases could benefit from using our caps in the field or via telemedicine
- The NeuroCap competes on **mobility, disposability, convenience, efficiency**
- Our device **provides measurements** – no diagnostics or interpretations provided outside of a neurologist's review



11

NeuroEEG

- Our NeuroEEG is **small, wireless, portable EEG amplifier** that records data from our NeuroCap and uploads it to a **HIPAA Compliant proprietary cloud platform**
- The NeuroEEG is much more convenient for patients and neurologists, especially in **telemedicine or field settings** to allow **remote monitoring** of EEG results
- The **cloud platform** behind the NeuroEEG will be leveraged to create a large base of **secured neurology data, predictive AI, and additional services**
- The NeuroEEG reinforces the NeuroCap's strengths of **mobility, convenience, and efficiency** when used together


MemoryMD
NeuroEEG
NeuroEEG

12

Neurology SaaS Platform

- Collect, monitor, aggregate, analyze, and report data from NeuroCap, NeuroEEG, and additional devices and market sources (data banks, researchers, etc.). Sophisticated ML algorithms.
- White-labeled Physician and Patient portal, integrating into Electronic Medical Records (EMRs) and other medical record databases.
- Network of Physicians and experts to facilitate collaborative diagnosis, analysis, and research to perform:
  - EEG data overlay analysis (study composition/electrical changes over time due to TBI or Neurological disorders)
  - Pharmacology studies (before, during, after administration)
  - Neurological disorders (Seizure, Sleep, Tumors, Infection/ Injury (TBI), Dementia, Stroke)
  - Structural Injury Classifier (SIC), Brain Function Index (BFI), and Concussion Index (CI)
  - Neurocognitive Assessments (Attention, behavioral, developmental)


NeuroEEG
Sweetwater, Janette

13

Global Market Demand

24 MILLION	ALZHEIMER'S DISEASE
69 MILLION	TRAMATIC BRAIN INJURY
264 MILLION	DEPRESSION
13 MILLION	STROKE
50 MILLION	EPILEPSY
129 MILLION	ADHD IN CHILDREN
20-45% ADULT POP.	SLEEP DISORDERS
30 MILLION	MIGRAINE
50 MILLION	DEMENTIA

14

Untapped Markets

- Massive **greenfield** market opportunities
- **Aging population** in need of more diagnostics
- **Wearables** becoming **widely adopted** for monitoring
- Neuro-telemedicine opening new **untapped markets**



Pain Management Clinics
Mobile Clinics
Sleep Labs
Brain Scientific
Athletics Departments
Nursing Homes

15

Apr 2022 Motion Products 16

Motion Products

Market Opportunity:

- Medical devices require high precision, which traditional motors lack. Other motors also require a consistent energy source to hold position, which drains wearable batteries
- Traditional motors are heavy and slow, which are inefficient for ER and ambulatory services

Product Features & Benefits:

- Up to 1000x **more precise** and 100x **faster response** than direct competitor (DC Motors)
- **Zero energy** to hold position
- 50-75% **less weight** than competitors
- **Zero electromagnetic** issues



LINEAR MOTORS
Our linear and mini linear motors can be used to make an incision **smaller than the human hair**.



ROTARY MOTORS
Our rotary and mini rotary motors can be used to precisely **dispense prescription drugs** over a long period of time from a small battery.





17

Motion Products



DC Technology
$140

- Limited precision
- Complex control
- Heavy materials
- Many parts



Our Innovative MOTION TECHNOLOGY
$120

- Precise
- Simple to control
- Lightweight materials
- Few parts



Conventional Piezo
$1,200

- High precision
- Sophisticated controls
- Heavy materials
- Complex parts

18

Target Devices

MICROSCOPE STAGES



High precision, fast response and high speed make our linear motors an improved solution for automated microscope stages.
In automated step, scan systems for analysis of large area, or multiplate samples, this enables throughput and productivity to be greatly improved.

MICRO DOSING PUMP



Fluid delivery syringe pumps can benefit from our power dense and precise direct drive piezo technology. Direct drive reduces complexity. Higher precision enables use of higher concentration solutions hence extending use cycles and reducing downtime.

ROBOTIC SURGERY



Our precise, high-speed and fast response motion products are well-suited to the requirements for increasing numbers of electronic autoinjectors and jet injectors. More treatments are being enabled for wearable drug treatment as well.

19

Target Devices

INFUSION MRI PUMPS



Our motors can operate in high magnetic fields and provide motive power for devices such infusion pumps and ventilators where electromagnetic devices are impossible to use.

WEARABLE DISPENSERS



Our motors offer power dense, lightweight and efficient motion with direct drive enabling the design of small and compact drug delivery systems. Increasing numbers of treatments are being enabled for wearable drug treatment.

SYRINGE PUMPS



Infusion and syringe pumps are widely used for continuous drug delivery. Our direct drive piezo motion can improve precision of delivery enabling smaller doses using higher concentration drugs and reducing the number of refills and patient disruption.

20

Apr 2022 Organization 21

Hassan Kotob

CHAIRMAN & CEO

29 years of experience bringing innovative technologies to the market, growing businesses, and creating **significant shareholder value**

Founder and CEO of North Plains, a software solution that **pioneered the market** for enterprise digital asset management; **sold to top private equity firm**

President of CText, a company that revolutionized the publishing industry; **sold to a strategic buyer**

President and CEO of Medasys/Digital Design Systems, a first mover in PACS and **telemedicine**; **Initial Public Offering**

22

BRSF Leadership Team Bonnie - Jeanne Gerety | CFO Bonnie - Jeanne brings over 35 years of financial and consulting experience within the technology industry. She joined Piezo Motion in early 2020 as the CFO. Prior to that, she was the CFO of North Plains, LLC from 2014 through 2019. Her previous experience was as a Managing Director at Protivti, responsible for the Atlanta and Raleigh offices from 2004 to 2014. Prior to Protiviti, she was a Managing Director at BearingPoint from 2002 to 2004 and a Partner in the consulting division of Arthur Andersen, LLP specializing in technology, media and communications industries from 1986 to 2002. Fred Anthony | CTO Fred brings a proven track record of success and over 25 years of experience, innovation, and achievement in various technology industries. Mr. Anthony started his career in 1998 as a founder of Triforce Technologies Inc., a private technology consulting and services company servicing the B2B sector. From late 2019 to 2021, he was CTO at Luxury Presence, a silicon - valley company with an all - in - one platform for real estate agents. From 2019 to 2020, he served as Executive Director of Engineering at Bolt Mobility. From 2016 to 2019, he served as CTO at North Plains Systems. From 2014 to 2016, he served as CTO at CreativeDrive. CONFIDENTIAL MATERIALS 23

BRSF Leadership Team



Felicia Maher | VP of Sales – Medical Products

Felicia brings extensive revenue management experience and over 17 years of launching, marketing and growing sales for high-tech devices and platforms in the medical field. She has held various positions including Director of Sales at A&D Engineering, where she managed relationships including the Veteran's Affairs and Department of Defense, as well as Senior Regional Sales Manager at Medtronic, a leading medical device manufacturer. She has both domestic and international sales experience in the medical device market and will leverage her full experience and network to rapidly scale our medical product sales.



Todd Bertrand | VP of Sales – Motion Products

Todd brings a successful background generating business in technology industries to our team. Todd has been in sales management for over 20 years, including at Emerson Industrial Automation and A&D Engineering, where he previously met and worked with Felicia. He has experience growing sales for technologies across the value chain, from drives and motion control systems to finished machines and system/process sales. Todd likewise has both international and US experience, having been responsible for sales across Canada, the US, and LATAM in prior positions. At Piezo Motion, he has already signed more than 15 distributors as well as collaborated directly with customers to meet their specific needs across off-the-shelf orders and custom projects.

CONFIDENTIAL MATERIALS 24

BRSF Organization

Executive Team and Oversight

- CEO, CFO, CTO

Shared Services

- Manufacturing & QA
- Engineering & IT
- Compliance/Legal
- Marketing & IR
- Finance & Admin

Motion

Piezo Motion

- R&D and Product Engineering
- Product Design & Innovation
- Sales

Neurology

Brain Scientific

- R&D and Product Engineering
- Product Design & Innovation
- Sales

25

Contact Information Email: i r @ b r a in s c ien t ifi c . c om Website: https://ir.brainscientific.com/ LinkedIn: https:// www.linkedin.com/company/brainscientific 26

Apr 2022 Thank You 27